UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 21, 2010

Date of Report (Date of earliest event reported)
INTUIT INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21180	77-0034661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2700 Coast Avenue
Mountain View, CA 94043

(Address of principal executive offices, including zip code)
(650) 944-6000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Approval of Fiscal Year 2010 Bonus Awards and Fiscal Year 2011 Base Salaries
On July 21, 2010, the Compensation and Organizational Development Committee of Intuit’s Board of Directors (the “Committee”) certified that the performance goal established for Intuit’s Senior Executive Incentive Plan (“SEIP”) for the year ended July 31, 2010 (“Fiscal 2010”) had been achieved and subsequently approved annual performance bonuses for Brad D. Smith, R. Neil Williams, Kiran M. Patel, Alexander M. Lintner, Sasan K. Goodarzi and Scott D. Cook. The specific bonus amounts were determined by the Committee based on a review of the performance of each eligible individual and on the Company’s revenue and non-GAAP operating income for Fiscal 2010.
The Committee also approved the annual base salaries for Intuit’s executive officers for the next fiscal year. The following table sets forth the bonus and annual base salary approved for the specified individuals.

		2011 Annual
Name and Current Position	2010 Bonus	Base Salary
Brad D. Smith	$1,428,000	$950,000
President and Chief Executive Officer

R. Neil Williams	$600,000	$625,000
Senior Vice President and Chief Financial Officer

Kiran M. Patel	$985,000	$700,000
Executive Vice President and General Manager, Small Business Group

Alexander M. Lintner	$470,000	$585,000
Senior Vice President and General Manager, Global Business Division

Sasan K. Goodarzi	$470,000	$540,000
Senior Vice President and General Manager, Intuit Financial Services Division

Scott D. Cook	$415,000	$500,000
Board Member and Chairman of the Executive Committee
In addition to the bonuses described above, Mr. Patel and Mr. Goodarzi received bonuses of $100,000 and $35,000, respectively, to help defray costs associated with travel between the executive’s home and his work location.
Funding of 2010 Intuit Inc. Performance Incentive Plan
On July 21, 2010, the Committee approved funding for the payment of annual performance bonuses to employees (other than individuals eligible to receive bonuses under the SEIP) under the Intuit Inc. Performance Incentive Plan (“IPI”) for Fiscal 2010 in the aggregate amount of $124,000,000. A majority of Intuit’s full time employees are eligible for annual performance bonus awards under the IPI for Fiscal 2010.
Approval of 2011 Intuit Inc. Performance Incentive Plan
On July 21, 2010, the Committee approved the Intuit Inc. Performance Incentive Plan for Fiscal Year 2011, a discretionary cash bonus plan. The amount of a bonus award under the IPI for fiscal year 2011 will be based upon the individual employee’s bonus target, the employee’s performance during fiscal year 2011, and the amount of the aggregate bonus pool that is made available for bonuses for fiscal year 2011 based on overall performance of Intuit. A copy of the IPI for fiscal year 2011 is attached to this Report as Exhibit 10.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.01	Intuit Inc. Performance Incentive Plan for Fiscal Year 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intuit Inc.
Date: July 26, 2010	By:	/s/ LAURA A. FENNELL
Laura A. Fennell
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.01	Intuit Inc. Performance Incentive Plan for Fiscal Year 2011